SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 27, 2017

PARETEUM CORPORATION

(Exact name of registrant as specified in Charter)

Delaware	001-35360	95-4557538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 37th Floor

New York, NY 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 984-1096

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On November 27, 2017, Pareteum Corp. (the “Company”) announced pro forma Stockholders’ Equity as of November 27, 2017, which incorporates the Company’s (i) sales of common stock and preferred stock, including the public offering of shares of common stock on October 10, 2017 and a public offering of shares of common stock, Series B Convertible Preferred Stock and warrants on November 9, 2017, (ii) the acquisition of an interest in Artilium, plc (“Artilium”) as previously reported on Form 8-K filed with the Securities and Exchange Commission on October 16, 2017, and (iii) net loss and other comprehensive loss. The Company had previously announced Stockholders’ Equity as of September 30, 2017 on November 13, 2017. After adjusting for the sale of the securities, acquisition of an interest in Artilium, net loss and other comprehensive loss from October 1, 2017 through November 27, 2017, the Company announced pro forma Stockholders’ Equity of approximately $10,563,993 on a pro-forma basis as of November 27, 2017. Subject to review by the NYSE American LLC, the Company believes that it has satisfied Section 1003(a)(i), Section 1003(a)(ii), Section 1003(a)(iii), and Section 1003(a)(iv) of the NYSE MKT Company Guide and as a result will be fully in compliance with the NYSE continuing listing standards.

Pareteum Corporation and Subsidiaries

Pro-forma Stockholders’ Equity

as of November 27, 2017

U.S. dollars in thousands

The following table sets forth the Company’s Stockholders’ Equity position as of September 30, 2017, and as adjusted on a pro-forma basis as of November 27, 2017 to reflect the acquisition of an interest in Artilium, the issuances of common stock and preferred stock and the net loss and other comprehensive loss through November 27, 2017:

	September 30, 2017		November 27, 2017
	Actual*	Adjustments	Pro-forma

STOCKHOLDERS’ EQUITY:
Preferred Stock – 50,000,000 shares authorized; -0- and 4,034 shares issued and outstanding at September 30, 2017 and November 27, 2017, respectively	-	3,711,280	3,711,280
Common Stock, $0.00001 par value – 500,000,000 shares authorized; 14,577,232 and 30,308,199 shares issued and outstanding at September 30, 2017 and November 27, 2017, respectively	292,242,457	13,144,486	305,386,943
Accumulated other comprehensive loss	(5,095,421)	(7,043)	(5,102,464)
Accumulated deficit	(292,025,479)	(1,406,287)	(293,431,766)

Total shareholders’ equity	(4,878,443)	15,442,436	10,563,993

* Unaudited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2017	PARETEUM CORPORATION

	By:	/s/ Alexander Korff
Name: Alexander Korff
Title: General Counsel & Secretary